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                                                                      EXHIBIT 23



                          F.L.R. LININGTON FAPA, ATII
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                       CONSENT OF INDEPENDENT ACCOUNTANT

     We consent to the inclusion in this current report on Form 8-K/A, as amended, of our reports dated October 22, 1997 on our audit of the financial statements of Daxbourne Limited as of April 30, 1997 and April 30, 1996.



                                              /s/ F.L.R. Liningtion
                                             -----------------------------------
                                             F.L.R. Linington

     December 10, 1997